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                           NOTICE OF GUARANTEED DELIVERY
                               TO TENDER FOR EXCHANGE
                       13 1/2% FIRST MORTGAGE NOTES DUE 2006
                             FOR ALL OF THE OUTSTANDING
                 13 1/2% FIRST MORTGAGE BONDS DUE DECEMBER 1, 1998
                     AND FOR CONSENTS TO THE PROPOSED CONSENTS

                                PIONEER FINANCE CORP.
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THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT., NEW
YORK CITY TIME, ON FRIDAY, NOVEMBER 20, 1998, UNLESS EXTENDED (THE "EXCHANGE EXPIRATION DATE"). THE CONSENT SOLICITATION AND REVOCATION RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, NOVEMBER 20, 1998, UNLESS EXTENDED (THE "SOLICITATION EXPIRATION DATE").
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           Registered holders of 13 1/2% First Mortgage Bonds due December 1,
1998 (the "Old Notes") of Pioneer Finance Corp., a Nevada corporation (the "Company"), who wish to (a) tender their Old Notes in exchange for a principal amount of 13 1/2% First Mortgage Notes due 2006 (the "New Notes") equal to the principal amount of the Old Notes tendered by such registered holder, less the principal amount of tendered Old Notes repurchased by the Company as described in the Joint Offering Circular and Consent Solicitation Statement, dated October 23, 1998 (as it may be supplemented and amended from time to time, the "Joint Offering Circular/Consent Solicitation Statement"), and/or (b) Consent to the Proposed Consents and deliver their Old Notes with respect to which such Consents are delivered and (x) whose Old Notes are not immediately available, or
(y) who cannot deliver their Old Notes and the Letter of Transmittal and Consent Form or any other documents required by the Letter of Transmittal and Consent Form to IBJ Schroder Bank and Trust Company, as exchange/solicitation agent (the "Exchange/Solicitation Agent"), on or prior to the Exchange Expiration Date and/or the Solicitation Expiration Date, or (c) who cannot complete the procedures for delivery by book-entry transfer on a timely basis must use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission or mail to the Exchange/Solicitation Agent. See "The Exchange Offer--Guaranteed Delivery Procedures" in the Joint Offering Circular/Consent Solicitation Statement.

                  THE EXCHANGE/SOLICITATION AGENT FOR THE OFFER IS:

                         IBJ SCHRODER BANK AND TRUST COMPANY

           BY MAIL:             BY FACSIMILE:          BY HAND OR OVERNIGHT
                                                            DELIVERY:
   IBJ SCHRODER BANK & TRUST    (212) 858-2611      IBJ SCHRODER BANK & TRUST
            COMPANY                                          COMPANY
          P.O. BOX 84            TO CONFIRM:             ONE STATE STREET
     BOWLING GREEN STATION      (212) 858-2103          NEW YORK, NY 10004
    NEW YORK, NY 10274-0084                        ATTN:  SECURITIES PROCESSING
     ATTN:  REORGANIZATION                        WINDOW, SUBCELLAR ONE, (SC-1)
     OPERATIONS DEPARTMENT

           DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

           THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON THE LETTER OF TRANSMITTAL AND CONSENT FORM IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL AND CONSENT FORM FOR GUARANTEE OF SIGNATURES.

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Ladies and Gentlemen:

         The undersigned hereby tenders the principal amount of Old Notes indicated below pursuant to the Exchange Offer, upon the terms and subject to the conditions contained in the Joint Offering Circular/Consent Solicitation Statement, and the accompanying Letter of Transmittal and Consent Form.

                      DESCRIPTION OF SECURITIES TENDERED

  NAME AND ADDRESS OF
 REGISTERED HOLDER AS IT      CERTIFICATE NUMBER(s)      PRINCIPAL AMOUNT OF
 APPEARS ON THE OLD NOTES    OF OLD NOTES TRANSMITTED   OLD NOTES TRANSMITTED
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         The undersigned hereby consents  to the Proposed Consents with respect to the principal amount of Old Notes indicated below pursuant to the Solicitation, upon the terms and subject to the conditions in the Joint Offering Circular/Consent Solicitation Statement, and the accompanying Letter of Transmittal and Consent Form.

                      DESCRIPTION OF SECURITIES DELIVERED

  NAME AND ADDRESS OF
 REGISTERED HOLDER AS IT      CERTIFICATE NUMBER(s)      PRINCIPAL AMOUNT OF
 APPEARS ON THE OLD NOTES    OF OLD NOTES TRANSMITTED   OLD NOTES TRANSMITTED
-------------------------    ------------------------   ---------------------

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                      THE FOLLOWING GUARANTEE MUST BE COMPLETED

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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

          The undersigned, a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch, agency or correspondent in the United States, which is a member of a recognized Medallion Signature Program approved by the Securities Transfer Association, Inc., hereby guarantees to deliver to the Exchange/Solicitation Agent at its address set forth above, either the Old Notes tendered hereby in proper form for transfer and/or with respect to which Consents are given, or confirmation of the book-entry transfer of such Old Notes to the Exchange/Solicitation Agent's account at The Depository Trust Company pursuant to the procedures for book-entry transfer set forth in the Joint Offering Circular/Consent Solicitation Statement, in either case together with a properly completed and duly executed Letter of Transmittal and Consent Form (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal and Consent Form within three business days after the Exchange Expiration Date and/or the Solicitation Expiration Date, as the case may be.

 Name of Firm:________________________________________________________________

 _____________________________________________________________________________
                       (Authorized Signature)

 Address:_____________________________________________________________________
                                                                    (Zip Code)

 Area Code and Telephone Number:______________________________________________

 Name:________________________________________________________________________
                             (Please Type or Print)

 Title:_______________________________________________________________________

 Date:________________________, 1998

          If Old Notes will be tendered and/or delivered by book-entry transfer, provide the following information:

 DTC Account Number:_______________________

 Date:_____________________________________

 NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL AND CONSENT FORM.
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